EXHIBIT 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D to which this exhibit is attached is filed on behalf of each of them. Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached. Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of May 15, 2014

HarbourVest—Origami Structured Solutions L.P.

By:	HarbourVest GP LLC, its General Partner
By:	HarbourVest Partners, LLC, its Managing Member
By:	/s/ Martha D. Vorlicek
Name:	Martha D. Vorlicek
Title:	Managing Director
HarbourVest Partners L.P.

By:	HarbourVest Partners, LLC, its General Member
By:	/s/ Martha D. Vorlicek
Name:	Martha D. Vorlicek
Title:	Managing Director
HarbourVest GP LLC

By:	HarbourVest Partners, LLC, its Managing Member
By:	/s/ Martha D. Vorlicek
Name:	Martha D. Vorlicek
Title:	Managing Director
HarbourVest Partners, LLC
By:	/s/ Martha D. Vorlicek
Name:	Martha D. Vorlicek
Title:	Managing Director
HV Hornets HF L.P.

By:	HarbourVest GP LLC, its General Partner
By:	HarbourVest Partners, LLC, its Managing Member
By:	/s/ Martha D. Vorlicek
Name:	Martha D. Vorlicek
Title:	Managing Director

HV Hornets PE L.P.

By:	HarbourVest GP LLC, its General Partner
By:	HarbourVest Partners, LLC, its Managing Member
By:	/s/ Martha D. Vorlicek
Name:	Martha D. Vorlicek
Title:	Managing Director
Gordian Knot SPV LP

By:	Origami Capital Partners, LLC, its General Partner
By:	/s/ Thomas Elden
Name:	Thomas Elden
Title:	Chief Executive Officer
Origami Capital Partners, LLC
By:	/s/ Thomas Elden
Name:	Thomas Elden
Title:	Chief Executive Officer
Thomas Elden
/s/ Thomas Elden